UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2023

MIND MEDICINE (MINDMED) INC.

(Exact name of Registrant as Specified in Its Charter)

British Columbia, Canada	001-40360	98-1582438
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One World Trade Center, Suite 8500 New York, New York		10007
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 220-6633

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	MNMD	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This Current Report on Form 8-K/A is being filed by Mind Medicine (MindMed) Inc. (the “Company”) as an amendment (the “Amendment”) to the Current Report on Form 8-K filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”) on June 27, 2023 (the “Original 8-K”) to announce the preliminary voting results of the Company’s 2023 Annual General Meeting of Shareholders held on June 21, 2023 (the “Annual Meeting”). This Amendment is being filed to disclose the final voting results as certified by First Coast Results, Inc. (the “Independent Inspector of Elections”), the independent inspector of elections for the Annual Meeting.

Item 5.07	Submission of Matters to a Vote of Security Holders.

Set forth below are the final voting results for the Annual Meeting as certified by the Independent Inspector of Elections on July 25, 2023, as well as a description of the proposals voted on at the Annual Meeting. The results remain unchanged from the preliminary results the Company previously disclosed on the Original 8-K.

Final Voting Results

As of April 20, 2023, the record date for the Annual Meeting, 38,593,701 common shares were outstanding and entitled to vote at the Annual Meeting. A quorum was present at the Annual Meeting under the Company’s amended and restated articles, and there were 16,330,495 common shares present or represented at the Annual Meeting by valid proxies representing approximately 42.3% of the common shares entitled to vote at the Annual Meeting.

Proposal 1 – Election of Directors

The Company’s six nominees, Robert Barrow, Dr. Suzanne Bruhn, Dr. Roger Crystal, David Gryska, Andreas Krebs, and Carol A. Vallone, were each elected to serve as a member of the Company’s Board of Directors (the “Board”) until the 2024 annual general meeting of shareholders (the “2024 Annual Meeting”) and until his or her successor is duly elected or qualified, by the following votes:

Company Board Nominee	Votes For	Votes Withheld
Robert Barrow	8,154,619	6,260,614
Dr. Suzanne Bruhn	10,708,185	3,707,052
Dr. Roger Crystal	8,208,815	6,206,151
David Gryska	12,248,893	2,166,343
Andreas Krebs	8,099,276	6,315,960
Carol A. Vallone	8,125,466	6,289,772

FCM MM Holdings, LLC Nominee	Votes For	Votes Withheld
Dr. Scott Freeman	6,023,932	7,779,083
Dr. Farzin Farzaneh	6,022,144	7,780,172
Vivek Jain	5,950,387	7,852,629
Alexander J. Wodka	5,921,398	7,881,619

Proposal 2 – Appointment of Auditor

The shareholders approved the appointment of KPMG LLP as the auditor of the Company until the close of the 2024 Annual Meeting, by the following votes:

Votes For	Votes Against	Votes Abstain
14,857,596	394,019	1,078,880

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIND MEDICINE (MINDMED) INC.

Date: July 25, 2023	By:	/s/ Robert Barrow
	Name:	Robert Barrow
	Title:	Chief Executive Officer